UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant To Section 14(A) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MOMENTUS INC.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11

PRELIMINARY PROXY SUPPLEMENT — SUBJECT TO COMPLETION
DATED JANUARY 12, 2026
MOMENTUS INC.
3901 N. First Street
San Jose, California 95134
    , 2026
Dear Stockholder:
We are writing to notify you of important information about the 2026 Special Meeting of Stockholders of Momentus Inc. (the “Company”).
We previously filed and made available to our stockholders our proxy statement and related proxy materials on December 29, 2025 (the “Proxy Statement”), which contained six proposals. The enclosed supplementary proxy materials (the “Supplement”) are being sent to you because we have determined to (i) add a new Proposal 7 to the original Proxy Statement in order to approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing January 2026 Warrants, and any future adjustments of the exercise price of the warrants, (ii) update certain information regarding Proposal 3 – October 2025 Inducement Warrant Proposal and Proposal 5 – December 2025 Inducement Warrant Proposal in connection with amendments made to the October 2025 Inducement Warrants and the December 2025 Inducement Warrants pursuant to the Company’s January 2026 private placement offering, as described more fully in this Supplement, (iii) revise Proposal 6 – Adjournment Proposal to include the new Proposal 7, and (iv) update the date of the Special Meeting to February 6, 2026.
Accordingly, we are furnishing to you, together with this letter, the Supplement to the previously furnished Proxy Statement, which reflect the revised agenda for the Special Meeting and describe the new proposal to be voted on at the Special Meeting, as well as a new proxy card for purposes of casting your vote on all of the proposals to be voted on at the Special Meeting. The Special Meeting location is not being changed. The Special Meeting will be held at [•] Pacific Time on February 6, 2026, virtually at www.virtualshareholdermeeting.com/MNTS2026SM. There is no physical location for the Special Meeting.
Please read the Proxy Statement and the Supplement in their entirety as together they contain all of the information that is important to your decisions in voting at the Special Meeting.
When you have finished reading the Proxy Statement and Supplement, please promptly submit your proxy by completing the enclosed new proxy card in its entirety, signing, dating and returning it in the enclosed envelope (or following the instructions to vote by Internet or telephone). We encourage you to submit your proxy so that your shares will be represented and voted at the Special Meeting, whether or not you can attend. The enclosed new proxy card permits you to submit your proxy for all seven of the proposals included in the Proxy Statement and the Supplement, and will replace any previously submitted proxy in connection with the Special Meeting.
If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the Special Meeting with respect to all other proposals; however, the Company strongly encourages you to submit a new proxy so that your vote will be considered on Proposal 7.
Sincerely,

/s/ Jon Layman
Jon Layman

Chief Legal Officer and Corporate Secretary San Jose, California

Items of Business

1.
To approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Convertible Notes and Warrants, and any future adjustments of the exercise price of the Warrants (the “Convertible Notes and Warrants Proposal”);

2.
To approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the use of the Company’s Equity Line of Credit and the exercise of certain Pre-Funded Warrants, and any future adjustment of the ELOC rate (the “Equity Line of Credit Proposal”);

3.
To approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “October 2025 Inducement Warrant Proposal”);

4.
To approve a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Class A common stock from 250,000,000 shares to 260,000,000 shares (the “Share Increase Proposal”);

5.
To approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “December 2025 Inducement Warrant Proposal”);

6.
Any postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting (the “Adjournment Proposal”); and

7.
To approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing January 2026 Warrants, and any future adjustments of the exercise price of the warrants (the “January 2026 Warrant Proposal”);

Special Meeting Details
You can vote if you are a stockholder of record as of the close of business on December 10, 2025.

The Special Meeting of Stockholders will be held in a virtual format only, via live webcast at www.virtualshareholdermeeting.com/MNTS2026SM

By order of the Board of Directors,

Jon Layman
Chief Legal Officer and Corporate Secretary
January [•], 2026
Date and Time February 6, 2026 [•] Pacific Time

Where Via livestream webcast at www.virtualshareholdermeeting.com/MNTS2026SM

Your Vote is Important Please carefully review the proxy materials and follow the instructions below to cast your vote as soon as possible in advance of the meeting.

VOTE ONLINE By February 5, 2026 www.proxyvote.com

VOTE BY PHONE By February 5, 2026 1-800-690-6903

VOTE BY MAIL By February 5, 2026 Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

VOTE DURING THE MEETING Via livestream webcast at www.virtualshareholdermeeting.com/MNTS2026SM

3901 N. First Street
San Jose, California 95134
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 6, 2026
AT [•] PACIFIC TIME
Reverse Stock Split: Effective December 17, 2025 at 5:00 p.m. Eastern Time, Momentus Inc. effected a reverse stock split of all outstanding shares of the Company’s Class A common stock at a ratio of 1-for-17.85 (the “Reverse Stock Split”). Unless otherwise specified, all share amounts and related figures (as applicable) reported in this Proxy Statement are presented on a post-Reverse Stock Split basis.
GENERAL INFORMATION
This Supplement describes new Proposal 7, which is being added to the agenda for the Special Meeting and therefore is not described in the original Proxy Statement. This Supplement also revises Proposals 3, 5, and 6, each of which was previously included in the original Proxy Statement. Information about Proposals 1, 2, 3, 4, 5, and 6, each of which will also be presented to stockholders at the Special Meeting, can be found in the Proxy Statement as originally filed with the SEC and made available to our stockholders on or about December 29, 2025. Additionally, this Supplement also revises the date for the Special Meeting to be held on February 6, 2026. To the extent the information in the Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in the Supplement shall amend and supersede the information contained in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read the Supplement carefully in its entirety together with the Proxy Statement. All capitalized terms used in the Supplement and not otherwise defined herein have the respective meanings given to them in the Proxy Statement. The Supplement is being made available to our stockholders on or about [•], 2027. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Proxy Statement.
What is the purpose of the Supplement?
We previously filed and made available to our stockholders our original Proxy Statement and related proxy materials on December 29, 2025, which contained six proposals. The enclosed Supplement is being sent to you because we have determined to (i) add a new Proposal 7 to the original Proxy Statement in order to approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing January 2026 Warrants, and any future adjustments of the exercise price of the warrants, (ii) update certain information regarding Proposal 3 – October 2025 Inducement Warrant Proposal and Proposal 5 – December 2025 Inducement Warrant Proposal in connection with amendments made to the October 2025 Inducement Warrants and the December 2025 Inducement Warrants pursuant to the Company’s January 2026 private placement offering, as described more fully in this Supplement, (iii) revise Proposal 6 – Adjournment Proposal to include the new Proposal 7, and (iv) update the date of the Special Meeting to February 6, 2026.

What am I voting on at the Special Meeting?
At the Special Meeting, our stockholders are asked to consider and vote upon:
•
approving, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Convertible Notes and Warrants, and any future adjustments of the exercise price of the Warrants (the “Convertible Notes and Warrants Proposal”);

•
approving, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the use of the Company’s Equity Line of Credit and the exercise of certain Pre-Funded Warrants, and any future adjustment of the ELOC rate (the “Equity Line of Credit Proposal”);

•
approving, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “October 2025 Inducement Warrant Proposal”);

•
approving an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Class A common stock from 250,000,000 shares to 260,000,000 shares (the “Share Increase Proposal”);

•
approving, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “December 2025 Inducement Warrant Proposal”);

•
any postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting (the “Adjournment Proposal”); and

•
approving, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing January 2026 Warrants, and any future adjustments of the exercise price of the warrants (the “January 2026 Warrant Proposal”).

How does the Board recommend I vote?
The Board recommends that you vote as follows:
•	FOR the Convertible Notes and Warrants Proposal.
•	FOR the Equity Line of Credit Proposal.
•	FOR the October 2025 Inducement Warrant Proposal.
•	FOR the Share Increase Proposal
•	FOR the December 2025 Inducement Warrant Proposal.
•	FOR the Adjournment Proposal.
•	FOR the January 2026 Warrant Proposal.
What does it mean to vote by proxy?
It means that you give someone else the right to vote your shares in accordance with your instructions. In this way, you ensure that your vote will be counted even if you are unable to attend the Special Meeting. If you properly sign and deliver your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares as follows:
•	FOR the Convertible Notes and Warrants Proposal.
•	FOR the Equity Line of Credit Proposal.
•	FOR the October 2025 Inducement Warrant Proposal.
•	FOR the Share Increase Proposal.
•	FOR the December 2025 Inducement Warrant Proposal.
•	FOR the Adjournment Proposal.
•	FOR the January 2026 Warrant Proposal.

The individuals named as proxies will vote in their discretion on any other matter that may properly come before the Special Meeting or any postponement or adjournment of the Special Meeting.
How do I attend and submit my vote for the Special Meeting?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
•
By Internet. Follow the instructions in the Proxy Materials or on the proxy card. You may vote via internet website address at www.proxyvote.com. Votes by internet must be submitted by 11:59 p.m. Eastern Time on February 5, 2026.

•
By Telephone. If you received a printed copy of the proxy materials, follow the instructions on the proxy card. You may vote via telephone at 1-800-690-6903. Votes by telephone must be submitted by 11:59 p.m. Eastern Time on February 5, 2026.

•
By Mail. If you received a printed copy of the proxy materials, complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope provided or return your proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. If you sign and return the enclosed proxy card but do not specify how you want your shares voted, they will be voted FOR the Convertible Notes and Warrants Proposal, FOR the Equity Line of Credit Proposal, FOR the October 2025 Inducement Warrant Proposal, FOR the Share Increase Proposal, FOR the December 2025 Inducement Warrant Proposal, FOR the Adjournment Proposal, and FOR the January 2026 Warrant Proposal, and will be voted according to the discretion of the proxy holder upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you are mailed, or otherwise receive or obtain, a proxy card or voting instruction form, and you choose to vote by internet or by telephone, you do not have to return your proxy card or voting instruction form. Votes submitted by mail must be received by February 5, 2026.

•
By Internet at the Special Meeting. You may also vote in person virtually by attending the meeting at www.virtualshareholdermeeting.com/MNTS2026SM. To attend the Special Meeting and vote your shares, you must provide the control number located on your proxy card.

If your shares of common stock are held in street name (held for your account by a broker or other nominee):
•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.
•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.
We will be hosting our Special Meeting via live webcast only. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/MNTS2026SM. In order to attend the Special Meeting and vote, you must be a holder of record and provide the control number located on your proxy card. The webcast will start at [•] Pacific Time on February 6, 2026.
How do I submit questions for the Special Meeting?
You will be able to submit questions prior to the Special Meeting by visiting www.proxyvote.com and following the online instructions. Questions submitted prior to the Special Meeting must be submitted no later than 11:59 p.m. Eastern Time on February 5, 2026 (the day before the Special Meeting). You will be able to submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/MNTS2026SM. We will respond to questions as time permits, provided that they are relevant and applicable to the Special Meeting.
What is the required vote to approve the proposals?
The affirmative vote of a majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Special Meeting and are voted for or against the matter is required to approve the Convertible Notes and Warrants Proposal, the Equity Line of Credit Proposal, the

October 2025 Inducement Warrant Proposal, the December 2025 Inducement Warrant Proposal, and the January 2026 Warrant Proposal. The affirmative vote of the holders of the shares of Class A common stock representing a majority of the voting power of all the then-outstanding shares of Class A common stock of the Company entitled to vote thereon is required to approve the Share Increase Proposal. The affirmative vote of a majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal.
What is the effect of abstentions and broker non-votes?
Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner submits a proxy for the Special Meeting without voting on a particular proposal, because the bank, broker or other nominee has not received instructions from the beneficial owner and does not have discretionary voting power with respect to that proposal. If you are a beneficial owner of shares held in street name and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Although our shares of Class A common stock are listed with Nasdaq, the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported. We understand that the Share Increase Proposal and the Adjournment Proposal will be considered “routine” by the NYSE and, accordingly, we believe that your broker may vote your shares on such proposals without instructions from you. We also understand that the Convertible Notes and Warrants Proposal, the Equity Line of Credit Proposal, the October 2025 Inducement Warrant Proposal, the December 2025 Inducement Warrant Proposal, and the January 2026 Warrant Proposal are considered “non-routine” such that your broker, bank, or other agent may not vote your shares on such proposals in the absence of your voting instructions. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of the NYSE.
We strongly encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted in accordance with your instructions at the Special Meeting.
Abstentions will have no effect on the outcome of the vote on the Convertible Notes and Warrants Proposal or the Equity Line of Credit Proposal, the October 2025 Inducement Warrant Proposal, the December 2025 Inducement Warrant Proposal, or the January 2026 Warrant Proposal. In addition, abstentions with respect to the Share Increase Proposal or the Adjournment Proposal have the same effect as a vote “Against” such proposal.
Why are you holding a virtual Special Meeting?
The Special Meeting will be held by remote communication in a virtual meeting format only. We believe that the virtual meeting format will provide expanded access, improved communication and cost savings for our stockholders and the Company.
The Special Meeting will convene at [•] Pacific Time on February 6, 2026. We encourage you to access the Special Meeting prior to the start time leaving ample time for the check-in process.
What if I have technical difficulties or trouble accessing the Special Meeting?
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting at [•] Pacific Time on February 6, 2026 and will remain available until the Special Meeting has ended.

PROPOSAL NO. 3

OCTOBER 2025 INDUCEMENT WARRANT PROPOSAL
General
Momentus is asking stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of up to 418,466 shares of Class A common stock upon the exercise of the October 2025 Inducement Warrants issued by the Company pursuant to the October 2025 Inducement Agreement (such shares of Class A common stock issuable upon exercise thereof, the “October 2025 Inducement Warrant Shares”), and any future adjustments of the exercise price of the warrants. The key terms of the October 2025 Inducement Agreement and the October 2025 Inducement Warrants relating to this October 2025 Inducement Warrant Proposal are as summarized below and as described in the Current Report on Form 8-K filed by the Company with the SEC on October 15, 2025 (the “October 2025 Inducement Form 8-K”).
The information set forth in this proposal is further qualified in its entirety by reference to the full text of the forms of the October 2025 Inducement Warrant and October 2025 Warrant Inducement Agreement, each attached as Exhibits 4.1 and 10.1, respectively, to the October 2025 Inducement Form 8-K. Stockholders are urged to carefully read these documents.
All share numbers and dollar values throughout this Proposal are presented on a post-Reverse Stock Split basis, and reflect the 1-for-17.85 Reverse Stock Split that became effective on December 17, 2025 at 5:00 p.m. Eastern Time.
Description of the October 2025 Inducement Agreement and October 2025 Inducement Warrants
On October 14, 2025, we entered into a warrant inducement agreement (the “October 2025 Inducement Agreement”) with an existing holder (the “October 2025 Warrant Investor”) of certain existing warrants to purchase shares of Class A common stock. Pursuant to the October 2025 Inducement Agreement, the October 2025 Warrant Investor agreed to, among other things, exercise for cash all of (i) its warrants issued on March 21, 2025 (the “March Warrants”) to purchase 120,049 shares of Class A common stock at an exercise price of $25.5255 per share, which was the closing price of the Class A common stock on the Nasdaq Capital Market on October 13, 2025 and (ii) its warrants issued on July 1, 2025 (the “July Warrants” and, together with the March Warrants, the “Existing Warrants”) to purchase 158,929 shares of Class A common stock at an exercise price of $25.1685 per share, for an aggregate of 278,978 shares of Class A common stock at an exercise price of $13.7445, pursuant to the terms of the December 2025 Inducement Agreement (as defined below). In consideration for exercising the Existing Warrants, we agreed to issue to the October 2025 Warrant Investor the October 2025 Inducement Warrants to purchase up to 418,466 shares of Class A common stock (the “October 2025 Inducement Warrant Shares”).
Under the October 2025 Inducement Agreement, we are obligated to seek stockholder approval for the exercise of the October 2025 Inducement Warrants at either an annual or special meeting of stockholders to be held on or prior to December 13, 2025.
The October 2025 Inducement Warrants, which were issued pursuant to the October 2025 Inducement Agreement, will become exercisable upon the date we receive approval of our stockholders (the “October 2025 Stockholder Approval Date”) in accordance with the applicable rules and regulations of Nasdaq, and may be exercised following such date through the five (5) year anniversary of the October 2025 Stockholder Approval Date, at an exercise price of $13.7445 per share of Class A common stock (the “October 2025 Exercise Price”). The October 2025 Exercise Price was subsequently amended on January 5, 2026 to a new exercise price of $5.40 per share of Class A common stock.
Upon obtaining stockholder approval, the October 2025 Inducement Warrants will become immediately exercisable. The October 2025 Exercise Price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Class A common stock. Subject to limited exceptions, the holder of the October 2025 Inducement Warrants will not have the right to exercise any portion of its October 2025 Inducement Warrants if the holder (together with such holder’s affiliates, and any persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own a number of shares of Class A common stock in excess of 4.99% of the shares of Class A common stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Class A common stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to the Company.
The Company filed a registration statement on Form S-1 with the SEC on October 27, 2025, which registered for resale the October 2025 Inducement Warrant Shares. That registration statement went effective on November 17, 2025. The Company also agreed, subject to certain exceptions, not to issue any shares of Class A common stock or common stock equivalents until thirty (30) days following the date of the October 2025 Inducement Agreement or enter into or effect Variable Rate Transaction (as defined in the October 2025 Inducement Agreement) until ninety (90) days following the date of the October 2025 Inducement Agreement.
The October 2025 Inducement Warrants, and the October 2025 Inducement Warrant Shares underlying the October 2025 Inducement Warrants, were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 4(a)(2) thereof.
Why We Need Stockholder Approval
Our Board of Directors has determined that the October 2025 Inducement Warrants, and the Company’s ability to issue Class A common stock upon exercise of the October 2025 Inducement Warrants, are in the best interests of the Company and its stockholders because the exercise of the Existing Warrants in connection with the sale of the October 2025 Inducement Warrants provided the Company with significant capital. Accordingly, we are seeking stockholder approval of this Proposal in order to comply with the terms of the October 2025 Inducement Agreement and Nasdaq Rule 5635(d), to the extent applicable.
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Accordingly, to satisfy Nasdaq Listing Rule 5635(d), we are seeking stockholder approval for the potential issuance of the 418,466 October 2025 Inducement Warrant Shares. Further, under the October 2025 Inducement Warrants, we are obligated to seek stockholder approval for the exercise of the October 2025 Inducement Warrants at either an annual or special meeting of stockholders to be held on or prior to December 13, 2025.
Potential Effects of Approval of this Proposal
If approved, this Proposal would allow the holder of the October 2025 Inducement Warrants to acquire up to 418,466 October 2025 Inducement Warrant Shares, subject to applicable beneficial ownership limitations. The number of October 2025 Inducement Warrant Shares issuable under the October 2025 Inducement Warrants is subject to adjustment in proportion to a stock split or reverse stock split. Once issued, each October 2025 Inducement Warrant Share would have the same rights and privileges as each currently outstanding share of Class A common stock. The issuance of the October 2025 Inducement Warrants or the October 2025 Inducement Warrant Shares will not affect the rights of the holders of outstanding shares of Class A common stock, but any issuance of the October 2025 Inducement Warrant Shares will have a dilutive effect on holders of our Class A common stock or securities convertible into Class A common stock, including the voting power, liquidation value, book value and economic rights of existing stockholders, and may result in a decline in the Company’s stock price or greater price volatility. In addition, upon issuance of the October 2025 Inducement Warrant Shares, there would be a greater number of shares of our Class A common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Class A common stock.

If this Proposal is approved and the October 2025 Inducement Warrants are exercised for cash, we will receive proceeds of up to an additional approximately $5.8 million, before giving effect to any beneficial ownership limitations contained in the October 2025 Inducement Warrants, and any future adjustments of the exercise price of the warrants, which may have the effect of limiting the October 2025 Inducement Warrants holder’s ability to exercise the October 2025 Inducement Warrants in full, or at all. Any proceeds that we may receive upon exercise(s) of the October 2025 Inducement Warrants would allow us to continue to execute upon our current business plan.
Potential Effects of Non-Approval of this Proposal
We are not seeking the approval of our stockholders to authorize the Company’s entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.
If the Company does not obtain stockholder approval at the Special Meeting, the Company is required pursuant to the terms of the October 2025 Inducement Warrants to hold a subsequent annual or special meeting every thirty (30) days thereafter to seek stockholder approval until the date stockholder approval is obtained. If the stockholders do not approve this Proposal at the Special Meeting, the Company will not be able to issue shares of Class A common stock to the October 2025 Warrant Investor upon the receipt of a notice of exercise of the October 2025 Inducement Warrants, thereby requiring the Company to hold another meeting seeking stockholder approval at further expense to the Company. The Company’s ability to successfully implement its business plans and continue as a going concern is dependent on its ability to maximize capital raising opportunities, including exercises of its outstanding warrants, like the October 2025 Inducement Warrants. Accordingly, if stockholder approval of this Proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.
Vote Required
Assuming a quorum is present, the affirmative vote of a majority of the total votes cast on this Proposal is required for approval of this October 2025 Inducement Warrant Proposal. For purposes of the approval of this October 2025 Inducement Warrant Proposal, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE OCTOBER 2025 INDUCEMENT WARRANT PROPOSAL.

PROPOSAL NO. 5

DECEMBER 2025 INDUCEMENT WARRANT PROPOSAL
General
Momentus is asking stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of up to 408,577 shares of Class A common stock upon the exercise of the December 2025 Inducement Warrants issued by the Company pursuant to the December 2025 Inducement Agreement (such shares of Class A common stock issuable upon exercise thereof, the “December 2025 Inducement Warrant Shares”), and any future adjustments of the exercise price of the warrants. The key terms of the December 2025 Inducement Agreement and the December 2025 Inducement Warrants relating to this December 2025 Inducement Warrant Proposal are as summarized below and as described in the Current Report on Form 8-K filed by the Company with the SEC on December 12, 2025 (the “December 2025 Inducement Form 8-K”).
The information set forth in this proposal is further qualified in its entirety by reference to the full text of the forms of the December 2025 Inducement Warrant and December 2025 Warrant Inducement Agreement, each attached as Exhibits 4.1 and 10.1, respectively, to the December 2025 Inducement Form 8-K. Stockholders are urged to carefully read these documents.
All share numbers and dollar values throughout this Proposal are presented on a post-Reverse Stock Split basis, and reflect the 1-for-17.85 Reverse Stock Split that became effective on December 17, 2025 at 5:00 p.m. Eastern Time.
Description of the December 2025 Inducement Agreement and December 2025 Inducement Warrants
On December 9, 2025, we entered into a warrant inducement agreement (the “December 2025 Inducement Agreement”) with an existing holder (the “December 2025 Warrant Investor”) of certain existing warrants to purchase shares of Class A common stock. Pursuant to the December 2025 Inducement Agreement, the December 2025 Warrant Investor agreed to, among other things, exercise for cash all of its warrants issued on August 14, 2025 to purchase 272,385 shares of Class A common stock at an exercise price of $13.7445 per share, which was the closing price of the Class A common stock on the Nasdaq Capital Market on December 9, 2025 (the “Existing August 2025 Warrants”). In consideration for exercising the Existing August 2025 Warrants, we agreed to issue to the December 2025 Warrant Investor the December 2025 Inducement Warrants to purchase up to 408,577 shares of Class A common stock (the “December 2025 Inducement Warrant Shares”).
Under the December 2025 Inducement Agreement, we are obligated to seek stockholder approval for the exercise of the December 2025 Inducement Warrants at either an annual or special meeting of stockholders to be held on or prior to February 7, 2026.
The December 2025 Inducement Warrants, which were issued pursuant to the December 2025 Inducement Agreement, will become exercisable upon the date we receive approval of our stockholders (the “December 2025 Stockholder Approval Date”) in accordance with the applicable rules and regulations of Nasdaq, and may be exercised following such date through the five (5) year anniversary of the December 2025 Stockholder Approval Date, at an exercise price of $13.7445 per share of Class A common stock (the “December 2025 Exercise Price”). The December 2025 Exercise Price was subsequently amended on January 5, 2026 to a new exercise price of $5.40 per share of Class A common stock.
Upon obtaining stockholder approval, the December 2025 Inducement Warrants will become immediately exercisable. The December 2025 Exercise Price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Class A common stock. Subject to limited exceptions, the holder of the December 2025 Inducement Warrants will not have the right to exercise any portion of its December 2025 Inducement Warrants if the holder (together with such holder’s affiliates, and any persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own a number of shares of Class A common stock in excess of 4.99% of the shares of Class A common stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Class A common stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to the Company.
The Company filed a registration statement on Form S-1 with the SEC on December 19, 2025, which registered for resale the December 2025 Inducement Warrant Shares. In addition, the Company is obligated to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable. The Company also agreed, subject to certain exceptions, not to issue any shares of Class A common stock or common stock equivalents until thirty (30) days following the date of the December 2025 Inducement Agreement or enter into or effect Variable Rate Transaction (as defined in the December 2025 Inducement Agreement) until ninety (90) days following the date of the December 2025 Inducement Agreement.
The December 2025 Inducement Warrants, and the December 2025 Inducement Warrant Shares underlying the December 2025 Inducement Warrants, were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 4(a)(2) thereof.
Why We Need Stockholder Approval
Our Board of Directors has determined that the December 2025 Inducement Warrants, and the Company’s ability to issue Class A common stock upon exercise of the December 2025 Inducement Warrants, are in the best interests of the Company and its stockholders because the exercise of the Existing August 2025 Warrants in connection with the sale of the December 2025 Inducement Warrants provided the Company with significant capital. Accordingly, we are seeking stockholder approval of this Proposal in order to comply with the terms of the December 2025 Inducement Agreement and Nasdaq Rule 5635(d), to the extent applicable.
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Accordingly, to satisfy Nasdaq Listing Rule 5635(d), we are seeking stockholder approval for the potential issuance of the 408,577 December 2025 Inducement Warrant Shares. Further, under the December 2025 Inducement Warrants, we are obligated to seek stockholder approval for the exercise of the December 2025 Inducement Warrants at either an annual or special meeting of stockholders to be held on or prior to February 7, 2026.
Potential Effects of Approval of this Proposal
If approved, this Proposal would allow the holder of the December 2025 Inducement Warrants to acquire up to 408,577 December 2025 Inducement Warrant Shares, subject to applicable beneficial ownership limitations. The number of December 2025 Inducement Warrant Shares issuable under the December 2025 Inducement Warrants is subject to adjustment in proportion to a stock split or reverse stock split. Once issued, each December 2025 Inducement Warrant Share would have the same rights and privileges as each currently outstanding share of Class A common stock. The issuance of the December 2025 Inducement Warrants or the December 2025 Inducement Warrant Shares will not affect the rights of the holders of outstanding shares of Class A common stock, but any issuance of the December 2025 Inducement Warrant Shares will have a dilutive effect on holders of our Class A common stock or securities convertible into Class A common stock, including the voting power, liquidation value, book value and economic rights of existing stockholders, and may result in a decline in the Company’s stock price or greater price volatility. In addition, upon issuance of the December 2025 Inducement Warrant Shares, there would be a greater number of shares of our Class A common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Class A common stock.

If this Proposal is approved and the December 2025 Inducement Warrants are exercised for cash, we will receive proceeds of up to an additional approximately $5.6 million, before giving effect to any beneficial ownership limitations contained in the December 2025 Inducement Warrants, and any future adjustments of the exercise price of the warrants, which may have the effect of limiting the December 2025 Inducement Warrants holder’s ability to exercise the December 2025 Inducement Warrants in full, or at all. Any proceeds that we may receive upon exercise(s) of the December 2025 Inducement Warrants would allow us to continue to execute upon our current business plan.
Potential Effects of Non-Approval of this Proposal
We are not seeking the approval of our stockholders to authorize the Company’s entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.
If the Company does not obtain stockholder approval at the Special Meeting, the Company is required pursuant to the terms of the December 2025 Inducement Warrants to hold a subsequent annual or special meeting every thirty (30) days thereafter to seek stockholder approval until the date stockholder approval is obtained. If the stockholders do not approve this Proposal at the Special Meeting, the Company will not be able to issue shares of Class A common stock to the December 2025 Warrant Investor upon the receipt of a notice of exercise of the December 2025 Inducement Warrants, thereby requiring the Company to hold another meeting seeking stockholder approval at further expense to the Company. The Company’s ability to successfully implement its business plans and continue as a going concern is dependent on its ability to maximize capital raising opportunities, including exercises of its outstanding warrants, like the December 2025 Inducement Warrants. Accordingly, if stockholder approval of this Proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.
Vote Required
Assuming a quorum is present, the affirmative vote of a majority of the total votes cast on this Proposal is required for approval of this December 2025 Inducement Warrant Proposal. For purposes of the approval of this December 2025 Inducement Warrant Proposal, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE DECEMBER 2025 INDUCEMENT
WARRANT PROPOSAL.

PROPOSAL NO. 6

ADJOURNMENT PROPOSAL
The Company is asking its stockholders to approve the postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve the Convertible Notes and Warrants Proposal, the Equity Line of Credit Proposal, the October 2025 Inducement Warrant Proposal, the Share Increase Proposal, the December 2025 Inducement Warrant Proposal, or the January 2026 Warrant Proposal at the time of the Special Meeting.
Vote Required
The affirmative vote of a majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal. Abstentions have the same effect as a vote “Against” the Adjournment Proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

PROPOSAL NO. 7

JANUARY 2026 WARRANT PROPOSAL
General
Momentus is asking stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of up to 925,926 shares of Class A common stock upon the exercise of the January 2026 Warrants issued by the Company pursuant to the January 2026 Securities Purchase Agreement (such shares of Class A common stock issuable upon exercise thereof, the “January 2026 Warrant Shares”), and any future adjustments of the exercise price of the warrants. The key terms of the January 2026 Securities Purchase Agreement and the January 2026 Warrants relating to this January 2026 Warrant Proposal are as summarized below and as described in the Current Report on Form 8-K filed by the Company with the SEC on January 9, 2026 (the “January 2026 Form 8-K”).
The information set forth in this proposal is further qualified in its entirety by reference to the full text of the forms of the January 2026 Warrant and January 2026 Securities Purchase Agreement, each attached as Exhibits 4.2 and 10.1, respectively, to the January 2026 Form 8-K. Stockholders are urged to carefully read these documents.
All share numbers and dollar values throughout this Proposal are presented on a post-Reverse Stock Split basis, and reflect the 1-for-17.85 Reverse Stock Split that became effective on December 17, 2025 at 5:00 p.m. Eastern Time.
Description of the January 2026 Securities Purchase Agreement and January 2026 Warrants
On January 5, 2026, the Company entered into a Securities Purchase Agreement (the “January 2026 Securities Purchase Agreement”) with an investor (the “Investor”) for a private placement of securities (the “Private Placement”). At the closing of the Private Placement, the Company issued (i) pre-funded warrants (the “January 2026 Pre-Funded Warrants”) to purchase 925,926 shares of the Company’s Class A common stock, at a purchase price of $5.40 per share of Class A common stock less the exercise price per January 2026 Pre-Funded Warrant, and (ii) Class A warrants to purchase 925,926 shares of Class A common stock (the “January 2026 Warrants”, and together with the January 2026 Pre-Funded Warrants, collectively, the “Securities”).
The Private Placement closed on January 6, 2026. The Company received aggregate gross proceeds from the Private Placement of approximately $5 million, before deducting estimated placement agent commissions and expenses in connection with the Private Placement, which are payable by the Company.
The January 2026 Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Investor, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the January 2026 Securities Purchase Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.
The Company agreed to use the net proceeds from the Private Placement for general corporate purposes, which may include repayment of principal on the Company’s indebtedness, capital expenditures, and funding its working capital needs, but shall not use such proceeds in violation of the Foreign Corrupt Practices Act of 1977, as amended, or the regulations promulgated by the Office of Foreign Assets Control of the U.S. Treasury Department. The January 2026 Securities Purchase Agreement is governed by the laws of the State of New York.
The Company also agreed that, from the date of the January 2026 Securities Purchase Agreement until 30 days after the date that the resale registration statement required by the Registration Rights Agreement (as defined below) becomes effective (the “Effective Date”), subject to certain limited exceptions set forth in the January 2026 Securities Purchase Agreement, the Company will not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Class A common stock or Common Stock Equivalents (as defined in the January 2026 Securities Purchase Agreement), or (ii) file any registration statement or any amendment or supplement thereto other than as contemplated pursuant to the Registration Rights Agreement. Further, until 90 days after the Effective Date, the Company is prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Class A common stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the January 2026 Securities Purchase Agreement), subject to certain limited exceptions set forth in the January 2026 Securities Purchase Agreement; provided, however, that, the issuance and sale of shares of Class A common stock in (i) an “at the market” offering with A.G.P./Alliance Global Partners (the “Placement Agent”) acting as the sales agent, or (ii) pursuant to the Equity Purchase Agreement entered into by the Company on September 25, 2025, as amended from time to time, shall not be prohibited.
The purchase price of each January 2026 Pre-Funded Warrant equals the price per share at which shares of our Class A common stock are being sold in the Private Placement minus $0.00001, and the exercise price of each January 2026 Pre-Funded Warrant equals $0.00001 per share. The January 2026 Pre-Funded Warrants are exercisable at any time after their original issuance, and will not expire until exercised in full.
The January 2026 Warrants have an exercise price per share of Class A common stock equal to $5.40 per share. The January 2026 Warrants will expire five (5) years from the Stockholder Approval Date (as defined in the January 2026 Securities Purchase Agreement). The exercise price and the number of shares of Class A common stock issuable upon exercise of the January 2026 Warrants is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Class A common stock. The Investor may not exercise the January 2026 Warrants until on or after the Stockholder Approval Date.
The January 2026 Warrants provide that the Investor will not have the right to exercise any portion thereof if such exercise would cause (i) the aggregate number of shares of Class A common stock beneficially owned by the Investor (together with its affiliates) to exceed 4.99% of the number of shares of Class A common stock outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of the Company’s securities beneficially owned by the Investor (together with its affiliates) to exceed 4.99% of the combined voting power of all of the Company’s securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the January 2026 Warrants.
In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall file a registration statement covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) with the Securities and Exchange Commission (the “SEC”) no later than the 30th calendar day following the date of the Registration Rights Agreement, and have the registration statement declared effective by the SEC as promptly as practicable after the filing thereof, but in any event no later than 45th calendar day following the date of the Registration Rights Agreement, or in the event of a “full review” by the SEC, the 90th day following the date of the Registration Rights Agreement.
Upon the occurrence of any Event (as defined in the Registration Rights Agreement), which, among others, prohibits the Investor from reselling the Securities for more than 10 consecutive calendar days or more than an aggregate of 15 calendar days during any 12-month period, the Company is obligated to pay to the Investor, on each monthly anniversary of each such Event, an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.5% multiplied by the aggregate subscription amount paid by such Investor pursuant to the January 2026 Securities Purchase Agreement.
The Company may not file any other registration statements until all Registrable Securities (as defined in the Registration Rights Agreement) are registered pursuant to a registration statement that is declared effective by the SEC, provided that the Company may file amendments to registration statements filed prior to the date of the Registration Rights Agreement so long as no new securities are registered on any such existing registration statements. All fees and expenses incident to the performance of or compliance with the Registration Rights Agreement by the Company will be borne by the Company, whether or not any Registrable Securities (as defined in the Registration Rights Agreement) are sold pursuant to a registration statement.
In connection with the Private Placement, on January 5, 2026, the Company entered into a Placement Agency Agreement with the Placement Agent. As part of its compensation for acting as Placement Agent for the Private Placement, the Company paid the Placement Agent a cash fee of 7.0% of the aggregate gross proceeds and issued to the Placement Agent warrants to purchase 46,296 shares of Class A common stock (the “Placement Agent Warrants”) at an exercise price of $5.94 per share, which are exercisable 180 days from the date of commencement of sales of the Private Placement offering.
Why We Need Stockholder Approval
Our Board of Directors has determined that the January 2026 Warrants, and the Company’s ability to issue Class A common stock upon exercise of the January 2026 Warrants, are in the best interests of the Company and its stockholders because the Private Placement provided the Company with significant capital. Accordingly, we are seeking stockholder approval of this Proposal in order to comply with the terms of the January 2026 Securities Purchase Agreement and Nasdaq Rule 5635(d), to the extent applicable.
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Accordingly, to satisfy Nasdaq Listing Rule 5635(d), we are seeking stockholder approval for the potential issuance of the 925,926 January 2026 Warrant Shares. Further, under the January 2026 Warrants, we are obligated to seek stockholder approval for the exercise of the January 2026 Warrants at either an annual or special meeting of stockholders to be held on or prior to March 6, 2026.
Potential Effects of Approval of this Proposal
If approved, this Proposal would allow the holder of the January 2026 Warrants to acquire up to 925,926 January 2026 Warrant Shares, subject to applicable beneficial ownership limitations. The number of January 2026 Warrant Shares issuable under the January 2026 Warrants is subject to adjustment in proportion to a stock split or reverse stock split. Once issued, each January 2026 Warrant Share would have the same rights and privileges as each currently outstanding share of Class A common stock. The issuance of the January 2026 Warrants or the January 2026 Warrant Shares will not affect the rights of the holders of outstanding shares of Class A common stock, but any issuance of the January 2026 Warrant Shares will have a dilutive effect on holders of our Class A common stock or securities convertible into Class A common stock, including the voting power, liquidation value, book value and economic rights of existing stockholders, and may result in a decline in the Company’s stock price or greater price volatility. In addition, upon issuance of the January 2026 Warrant Shares, there would be a greater number of shares of our Class A common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Class A common stock.
If this Proposal is approved and the January 2026 Warrants are exercised for cash, we will receive proceeds of up to an additional approximately $5.0 million, before giving effect to any beneficial ownership limitations contained in the January 2026 Warrants, and any future adjustments of the exercise price of the warrants, which may have the effect of limiting the January 2026 Warrants holder’s ability to exercise the January 2026 Warrants in full, or at all. Any proceeds that we may receive upon exercise(s) of the January 2026 Warrants would allow us to continue to execute upon our current business plan.
Potential Effects of Non-Approval of this Proposal
We are not seeking the approval of our stockholders to authorize the Company’s entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.
If the Company does not obtain stockholder approval at the Special Meeting, the Company is required pursuant to the terms of the January 2026 Warrants to hold a subsequent annual or special meeting every six (6) months thereafter to seek stockholder approval until the date stockholder approval is obtained. If the stockholders do not approve this Proposal at the Special Meeting, the Company will not be able to issue shares of Class A common stock to the Investor upon the receipt of a notice of exercise of the January 2026 Warrants, thereby requiring the Company to hold another meeting seeking stockholder approval at further expense to the Company. The Company’s ability to successfully implement its business plans and continue as a going concern is dependent on its ability to maximize capital raising opportunities, including exercises of its outstanding warrants, like the January 2026 Warrants. Accordingly, if stockholder approval of this Proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.
Vote Required
Assuming a quorum is present, the affirmative vote of a majority of the total votes cast on this Proposal is required for approval of this January 2026 Warrant Proposal. For purposes of the approval of this January 2026 Warrant Proposal, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE JANUARY 2026
WARRANT PROPOSAL.

SCAN TO
VIEW MATERIALS & VOTE

MOMENTUS INC.
3901 N. FIRST STREET
SAN JOSE, CA 95134

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MOMENTUS INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A common stock in connection with the exercise of certain existing convertible notes and warrants, and any future adjustments of the exercise price of the warrants.	☐	☐	☐
2.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A common stock in connection with the use of the Company's equity line of credit and the exercise of certain pre-funded warrants, and any future adjustments of the ELOC rate.	☐	☐	☐
3.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A common stock in connection with the exercise of certain existing October 2025 inducement warrants, and any future adjustments of the exercise price of the warrants.	☐	☐	☐
4.	To approve a Certificate of Amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Class A common stock from 250,000,000 shares to 260,000,000 shares.	☐	☐	☐
5.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A common stock in connection with the exercise of certain existing December 2025 inducement warrants, and any future adjustments of the exercise price of the warrants.	☐	☐	☐
6.	To approve, if necessary, the postponement or adjournment of the Special Meeting to permit further solicitation and vote of proxies in favor of any of the proposals at the time of the Special Meeting.	☐	☐	☐
7.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Class A common stock in connection with the exercise of certain existing January 2026 warrants, and any future adjustments of the exercise price of the warrants.	☐	☐	☐

NOTE: Such other business may properly come before the meeting or any adjournment thereof.

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V82884-S27693

MOMENTUS INC.
Special Meeting of Shareholders
February 6, 2026 [ ] PST
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) John Rood and Jon Layman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of MOMENTUS INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at [ ] PST on February 6, 2026, at the virtual special meeting to be held at www.virtualshareholdermeeting.com/MNTS2026SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side